Loomis Sayles Investment Trust
SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

                Filed by the Registrant                      [X]
                Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

[  ]      Preliminary Proxy Statement
[  ]      Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))
[  ]      Definitive Proxy Statement
[X]       Definitive Additional Materials
[  ]      Soliciting Material Pursuant to Sec. 240.14a-11(c) or
          Sec. 240.14a-12

 LOOMIS SAYLES INVESTMENT TRUST
 (Name of Registrant as Specified In Its Charter)

 LOOMIS SAYLES INVESTMENT TRUST
 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]       No fee required.
[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)     Title of each class of securities to which transaction applies:
(2)     Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4)     Proposed maximum aggregate value of transaction:
(5)     Total Fee Paid:
[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
          (1)   Amount Previously Paid:
          (2)   Form, Schedule or Registration Statement No.:
          (3)   Filing Party:
          (4)   Date Filed:


CLIENT SERVICES CALLOUT SCRIPT

Introduction

HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM LOOMIS SAYLES FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU
REGARDING THE ______ (SIX OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fixed Income Fund, Loomis Sayles HighYield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund)

I'M ASSISTING LOOMIS SAYLES WITH THE PROXY VOTE TO APPROVE AN IMPORTANT
PROPOSAL THAT AFFECTS THE FUND.   I AM CALLING YOU TO ENCOURAGE YOU TO VOTE
YOUR PROXY IF YOU HAVE NOT YET DONE SO.

HAVE YOU RECEIVED THE ______ (SIX OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fixed Income Fund, Loomis Sayles HighYield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund) PROXY MATERIAL?

THE PACKAGE WAS DATED MARCH 15, 1999. (Describe the mailings to the shareholder if he/she does not recall it ==> 9.5"x12.5" brown envelope with blue folder containing proxy materials.)

If NO: Confirm shareholder's address for the purpose of sending proxy materials.
Q: COULD I PLEASE CONFIRM YOUR ADDRESS FOR THE PURPOSE OF SENDING PROXY MATERIALS TO YOU?
Tell the shareholder that a new package will be mailed to him/her. Ask the shareholder to review the material upon receipt and vote his/her shares by signing, dating and mailing the proxy ballot in the return envelope provided, before the shareholder meeting on April 6, 1999. Thank the shareholder for his/ her time. (End phone call.)

If YES: Q:  HAVE YOU REVIEWED THE MATERIAL?

If NO: PLEASE REVIEW THE MATERIAL AT YOUR EARLIEST CONVENIENCE AND VOTE YOUR SHARES BY SIGNING, DATING AND MAILING THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED, TO ENSURE THAT YOUR VOTE IS COUNTED AT THE SHAREHOLDER MEETING SCHEDULED ON APRIL 6TH. IF YOU WOULD LIKE TO VOTE BY FAX, YOU MAY FAX BOTH SIDES OF YOUR SIGNED PROXY CARD TO 1-___-___-____. IF YOU WOULD LIKE TO VOTE BY PHONE, PLEASE CALL 1-___-___-____.
If YES: DO YOU HAVE ANY QUESTIONS?
If YES: Answer questions using the proxy material and then encourage the shareholder to vote by telephone, fax or mail. If the shareholder votes by telephone, YOU WILL BE SENT A CONFIRMATION STATEMENT OF YOUR VOTE BY FAX (if shareholder has access to a fax machine) OR REGULAR MAIL.

SCRIPT FOR LEAVING A MESSAGE ON AN ANSWERING MACHINE
HELLO, MR./MS. (SHAREHOLDER). MY NAME IS ___________. I AM CALLING FROM LOOMIS SAYLES FOLLOWING UP ON A RECENT PROXY MAILING WE SENT YOU
REGARDING THE ______ (SIX OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fixed Income Fund, Loomis Sayles HighYield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund).

I'M ASSISTING LOOMIS SAYLES WITH THE PROXY VOTE TO APPROVE AN IMPORTANT PROPOSAL THAT AFFECTS THE FUND.

AS AN OWNER OF THE ______ (SIX OPTIONS: Loomis Sayles California Tax-Free Income Fund, Loomis Sayles Core Fixed Income Fund, Loomis Sayles Core Growth Fixed Income Fund, Loomis Sayles HighYield Fixed Income Fund, Loomis Sayles Intermediate Duration Fixed Income Fund, Loomis Sayles Investment Grade Fixed Income Fund), YOU SHOULD HAVE RECEIVED PROXY MATERIALS IN THE MAIL. AT YOUR EARLIEST CONVENIENCE, PLEASE SIGN, DATE AND MAIL THE PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO YOU.

IF YOU HAVE ANY QUESTIONS ABOUT THE PROPOSALS OR DID NOT RECEIVE ANY PROXY MATERIAL, PLEASE CALL LOOMIS SAYLES AT 1-800-633-3330. THANK YOU FOR YOUR TIME.

LOG SHEET

Date__________________

Loomis Rep_________________

Address Correction
Social Security No. (record from database; do not ask shareholder)_________ Shareholder Name_______________________________________________________
Street Address _________________________________________________________
City_________________________State_____________Zip Code_________________



Materials to Be Sent
Proxy Card Only ________ ____________ ___________
Full Proxy Kit  __________ ____________ ___________
VOTE CONFIRMATION (FOR TELEPHONE VOTES) ____________ ___________

Comments
Notable Shareholder Response____________________________________________
_____________________________________________________________________
_____________________________________________________________________
Other Comments________________________________________________________

PROXY VOTE BY TELEPHONE CONFIRMATION:





                                             DATE:

SHAREHOLDER OF RECORD
ADDRESS
FUND NAME
# OF SHARES
FAX NUMBER

RE:  LOOMIS SAYLES INVESTMENT TRUST
     PROXY VOTE CONFIRMATION

ON ___________ [DATE], YOU VOTED:


--FOR ELECTING THE FOUR NOMINEES, EXCEPT AS MARKED TO THE CONTRARY BELOW.

--WITHHOLD AUTHORITY FOR ALL THE NOMINEES LISTED BELOW.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEES(S), DRAW A LINE THROUGH THAT NOMINEE'S NAME

(A) CHARLES J. FINLAYSON (B) EARL. W. FOELL  (C) MARK W. HOLLAND
(D) TIMOTHY J. HUNT


IF THIS INFORMATION IS INCORRECT, PLEASE CONTACT LOOMIS SAYLES AT
(800) 633-3330.